UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2026

CITY HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-11733

West Virginia	55-0619957
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

25 Gatewater Road, Cross Lanes, West Virginia 25313
(Address of Principal Executive Offices, Including Zip Code)

304-769-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock $2.50 Par Value	CHCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2026, City Holding Company (“the Company”) issued news releases, attached as Exhibits 99.1 and 99.2, announcing the appointments of Jessica R. Alsop and Vonda R. Huss, respectively, to its Board of Directors (“Board”) effective September 30, 2026. Alsop was appointed to the Board as a Class I director and Huss was appointed to the Board as a Class II director. Both will stand for election at the Company’s 2027 Annual Meeting of Shareholders.

There is no arrangement or understanding with any person pursuant to which Alsop and Huss were appointed as a member of the Board. Compensatory arrangements for both Alsop and Huss will be consistent with the previously disclosed standard arrangements for non-employee directors of the Company, as described on page 14 of the Company’s proxy statement for its 2026 Annual Meeting of Shareholders filed with the Commission on March 27, 2026, which disclosure is incorporated herein by reference.

As of the date of this filing, neither Alsop nor Huss has been appointed to any committees of the Company.

City National Bank of West Virginia, a Company affiliate, also appointed Alsop and Huss to its Board of Directors effective September 30, 2026.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	News Release issued September 30, 2026 – City Holding Company Appoints Jessica Alsop to Board of Directors
99.2	News Release issued September 30, 2026 – City Holding Company Appoints Vonda Huss to Board of Directors

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: September 30, 2026	City Holding Company

By:	/s/ David L. Bumgarner
David L. Bumgarner
Senior Executive Vice President & Chief Financial Officer